UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 29, 2009
CALIFORNIA WATER SERVICE GROUP
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13883	77-0448994
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1720 North First Street San Jose, California	95112
(Address of principal executive offices)	(Zip Code)
(408) 367-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition
     On July 29, 2009, California Water Service Group (the “Company”) issued a press release (a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference) announcing its financial results for the second quarter of 2009, ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     We hereby furnish the following exhibit with this report:

Exhibit No.	Description
99.1	Press Release issued July 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP
Date: July 29, 2009	By:	/s/ Calvin L. Breed
		Name:	Calvin L. Breed
		Title:	Controller, Assistant Secretary and Assistant Treasurer